EXHIBIT 99.1

Transgenomic Announces Executive Changes

Paul Kinnon Named President, Chief Executive Officer and Director

OMAHA, Neb. (Sept 30, 2013) -- Transgenomic, Inc. (OTCBB: TBIO), a global biotechnology company advancing personalized medicine in cardiology, oncology, and inherited diseases through diagnostic tests as well as clinical and research services, today announced that Paul Kinnon has been named President, Chief Executive Officer and a Director, replacing Craig J. Tuttle, effective today.

Mr. Kinnon brings over two decades of business and scientific leadership in the biotechnology and pharmaceutical industries to Transgenomic, with a proven track record of developing and launching life science products. Most recently, he has provided commercial and strategic consultancy services to a variety of life science companies and investors, including Transgenomic. With broad experience covering clinical diagnostic, core life science research and applied markets, his appointment strengthens the executive leadership team and adds significant commercial, operational, and scientific expertise.

Rodney S. Markin, M.D., Ph.D., Chairman of Transgenomic commented: “Paul has a demonstrable history of success in building teams, forming strategic partnerships and leading global organizations. He has also played a pivotal role in the successful growth and development of many innovation-driven companies. We anticipate that the Board’s appointment of Paul as CEO will allow Transgenomic to leverage the Company’s leading assets, talent and business partners.” Dr. Markin added: “We thank Craig for his service to the Company and wish him well in his future endeavors.”

“Transgenomic is an exciting story, with a lot of potential for growth, particularly in the area of innovative genetic testing and services,” said Mr. Kinnon. “We have clear strengths in our tools, technologies, world class clinical and research services, and a terrific team of motivated people. I look forward to leading the Transgenomic team as we refine and implement strategies designed to better address our many promising market opportunities and create value for all of our stakeholders.”

Before joining Transgenomic, Mr. Kinnon was President and CEO of ZyGEM Corporation Limited, which he transformed from a local New Zealand reagent firm into a global company developing breakthrough analytic systems. Mr. Kinnon joined ZyGEM in 2007 from Invitrogen Corp. (now Life Technologies), where he held the positions of Vice President of Global Strategic Alliances and Vice President and General Manager of the Applied Markets Business Unit. Previously, Mr. Kinnon held business, sales and marketing roles of increasing responsibility at Guava Technologies, Cellomics, and other life science companies.

About Transgenomic, Inc.

Transgenomic, Inc. (www.transgenomic.com) is a global biotechnology company advancing personalized medicine in cardiology, oncology, and inherited diseases. The Company has three complementary business divisions: Clinical Laboratories, Pharmacogenomic Services and Diagnostic Tools, which provide specialized diagnostic tests, contract research services for drug development, and equipment, reagents and other consumables for clinical and research applications in molecular testing and cytogenetics.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's filings with the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Contact:

Investor Contact:
Argot Partners
David Pitts, 212-600-1902
david@argotpartners.com

or

Company Contact:
Transgenomic, Inc.
Investor Relations, 402-452-5416
investorrelations@transgenomic.com